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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement of Pride International, Inc. on Form S-4 (Nos. 333-66644 and 333-66644-01) and the Registration Statements on Form S-3 (Nos. 333-89604, 333-40302, 333-40014 and 333-44925) of Pride International, Inc. of our report dated March 25, 2003 relating to the consolidated financial statements which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
March 27, 2003